A Special Meeting of the Shareholders of Harris Insight Funds Trust was held on May 11, 2006, to approve the following matters:

1. Elect Trustees.

2. Approve a new advisory agreement for each Fund between the Trust and Phoenix Investment Counsel ("PIC").

3. Approve a new subadvisory agreements between PIC and Harris Investment Management, Inc ("HIM") for each Fund except for the International Fund, Emerging Markets
Fund, Bond Fund and High Yield Bond Fund.

4. Approve a new subadvisory agreements for agreement between PIC and Vontobel Asset Management, Inc.
("Vontobel") for International Fund and Emerging Markets Fund.

5. Approve a new subadvisory agreements between PIC and Seneca Capital Management LLC ("Seneca") for Bond Fund and High Yield Bond Fund.

6. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

NUMBER OF VOTES:

1.  Election of Trustees
                                     FOR          WITHHELD
     E. Virgil Conway           7,769,441,117    10,052,302
     Harry Dalzell-Payne        7,769,663,274     9,830,145
     Daniel T. Geraci           7,769,745,395     9,748,024
     Francis E. Jeffries        7,769,848,789     9,644,631
     Leroy Keith, Jr.           7,769,458,756    10,034,663
     Marilyn E. LaMarche        7,769,665,807     9,827,612
     Philip R. McLoughlin       7,769,865,571     9,627,848
     Geraldine M. McNamara      7,769,754,375     9,739,044
     James M. Oates             7,769,491,921    10,001,498
     Richard E. Segerson        7,769,797,782     9,695,638
     Ferdinand L. J. Verdonck   7,769,422,339    10,071,080

GOVERNMENT MONEY MARKET FUND

                                                  BROKER
        FOR         AGAINST         ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    239,041,422    3,525,831        289,501       0

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
    239,284,594    3,282,174        289,985       0

6.  Approval to permit PIC to modify subadvisory agreements
    97,624,364   144,387,716        844,674       0

MONEY MARKET

                                                   BROKER
        FOR          AGAINST         ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    3,150,245,910    4,475,064      6,765,951    105,475,893

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
    3,151,232,893    3,469,568      6,784,463    105,475,893

6.  Approval to permit PIC to modify subadvisory agreements
    1,908,592,295    1,246,076,875  6,817,755    105,475,893

TAX-EXEMPT MONEY MARKET FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    1,125,325,397   67,502         15,370,000    4,684

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
    1,125,325,397   67,502         15,370,000    4,684

6.  Approval to permit PIC to modify subadvisory agreements
    158,930,026    966,604,471     15,228,402    4,684

BOND FUND

                                                  BROKER
        FOR         AGAINST         ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    173,999,450       0             19,375       3,142,023

5.  Approval of New Subadvisory Agreement between PIC and Seneca
    173,995,554       0             23,271       3,142,023

6.  Approval to permit PIC to modify subadvisory agreements
      8,996,945    164,998,609      23,271       3,142,023

HIGH YIELD BOND FUND

                                                  BROKER
        FOR         AGAINST         ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
     58,291,241      13,686           0          10,240,699

5.  Approval of New Subadvisory Agreement between PIC and Seneca
     58,291,241      13,686           0          10,240,699

6.  Approval to permit PIC to modify subadvisory agreements
        223,375  58,081,552           0          10,240,699

INTERMEDIATE GOVERNMENT BOND FUND

                                                  BROKER
        FOR         AGAINST         ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    16,181,518        20,592          0         3,219,198

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
    16,181,518        20,592          0         3,219,198

6.  Approval to permit PIC to modify subadvisory agreements
       801,803    15,400,306          0         3,219,198

INTERMEDIATE TAX-EXEMPT BOND FUND

                                                  BROKER
        FOR         AGAINST         ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    208,310,932      434,573        268,059      29,755,302

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
    208,375,778      434,573        203,213      29,755,302

6.  Approval to permit PIC to modify subadvisory agreements
     9,838,026    199,006,093       169,445      29,755,302

SHORT/INTERMEDIATE BOND FUND

                                                  BROKER
        FOR         AGAINST         ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
   240,991,292       376,160        200,763      12,444,691

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
   240,991,292       376,160        200,763      12,444,691

6.  Approval to permit PIC to modify subadvisory agreements
     3,098,987    238,268,455       200,773      12,444,691

TAX-EXEMPT BOND FUND

                                                  BROKER
        FOR         AGAINST         ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    76,143,596      201,885         70,078       29,206,041

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
    76,105,549      142,797        167,214      29,206,041

6.  Approval to permit PIC to modify subadvisory agreements
     4,076,433    72,238,921       100,206      29,206,041

ULTRA SHORT DURATION BOND FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    15,538,812         0             0           242,326

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
    15,538,812         0             0           242,326

6.  Approval to permit PIC to modify subadvisory agreements
        0        15,538,812          0           242,326

BALANCED FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    70,170,828       10,332        10,823       9,959,892

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
    69,992,171       10,332       189,480       9,959,892

6.  Approval to permit PIC to modify subadvisory agreements
     2,660,576   67,341,928       189,480       9,959,892

CORE EQUITY FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
   142,225,487       94,031         29,894      7,074,401

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
   142,239,113       80,405         29,894      7,074,401

6.  Approval to permit PIC to modify subadvisory agreements
     3,225,341  139,095,981         28,090      7,074,401

EMERGING MARKETS FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
   334,314,842      104,281         7,728       7,859,875

4.  Approval of New Subadvisory Agreement between PIC and Vontobel.
   334,336,222       82,900         7,728       7,859,875

6.  Approval to permit PIC to modify subadvisory agreements
     5,232,504    329,175,597      18,749       7,859,875

EQUITY FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
   271,710,723      211,008       13,132        16,814,835

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
   271,698,878      222,852       13,132        16,814,835

6.  Approval to permit PIC to modify subadvisory agreements
   38,006,613     233,912,573     15,677       16,814,835

INDEX FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
    63,920,708      221,164        7,186        6,572,013

3.  Approval of New Subadvisory Agreement between PIC and HIM, Inc.
    63,920,708      221,164        7,186        6,572,013

6.  Approval to permit PIC to modify subadvisory agreements
    7,673,327    56,468,525        7,206        6,572,013

INTERNATIONAL FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2.  Approval of New Investment Advisory Agreement
   246,853,857      153,679          0         16,973,373

4.  Approval of New Subadvisory Agreement between PIC and Vontobel.
   246,853,857      153,679          0         16,973,373

6.  Approval to permit PIC to modify subadvisory agreements
    7,559,414    239,448,084         38        16,973,373

SMALL-CAP GROWTH FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2. Approval of New Investment Advisory Agreement
   18,725,233         0              0            101,706

3. Approval of New Subadvisory Agreement between PIC and HIM, Inc.
   18,725,233         0              0            101,706

6. Approval to permit PIC to modify subadvisory agreements
      282,901     18,442,332         0            101,706

SMALL-CAP OPPORTUNITY FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2. Approval of New Investment Advisory Agreement
   497,092,782       823,491       418,012     73,951,515

3. Approval of New Subadvisory Agreement between PIC and HIM, Inc.
   497,194,485       730,922       408,878     73,951,515

6. Approval to permit PIC to modify subadvisory agreements
    26,068,266   471,858,884       407,134     73,951,515

SMALL-CAP VALUE FUND

                                                 BROKER
        FOR         AGAINST        ABSTAIN      NON-VOTES

2. Approval of New Investment Advisory Agreement
   380,757,744       545,077        433,560    81,420,762

3. Approval of New Subadvisory Agreement between PIC and HIM, Inc.
   380,698,993       588,811        448,577    81,420,762

6. Approval to permit PIC to modify subadvisory agreements
    71,128,282   310,183,523        424,576    81,420,762